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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 5, 2000
                                                --------------------------------

                            VINTAGE PETROLEUM, INC.
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            (Exact name of registrant as specified in its charter)


            Delaware                 1-10578                73-1182669
 ---------------------------  --------------------   ---------------------------
      (State or other           (Commission File           (IRS Employer
      jurisdiction of               Number)             Identification No.)
       incorporation)


110 West Seventh Street, Tulsa, Oklahoma                         74119
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         The Company has previously engaged in oil and gas hedging activities and intends to continue to consider various hedging arrangements to realize commodity prices which it considers favorable. Currently, oil hedges (swap agreements) for the last two quarters of 2000 cover 5.8 MMBbls at an average NYMEX reference price of $26.78 per Bbl. The following table reflects the barrels hedged and the corresponding weighted average NYMEX reference prices by quarter for the remainder of the year:



                                                      NYMEX
                                 Barrels              Reference Price
     Quarter Ending              (in thousands)       Price Per Bbl

     September 30, 2000          3,039                $27.18
     December 31, 2000           2,760                 26.33

     A copy of the Registrant's press release dated September 5, 2000, is attached as an exhibit hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

                  99 Press release dated September 5, 2000, issued by the Registrant.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.


Date:   September 5, 2000       By:  /s/  Michael F. Meimerstorf
                                   -------------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller
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                                 Exhibit Index




Exhibit
Number                              Description
------         ---------------------------------------------------------------



99             Press release dated September 5, 2000, issued by the Registrant.